UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2016

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund July 31, 2016

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

Twenty-five years ago, a group of non-profit environmental leaders decided to help people save for their future without compromising their values. It was a simple concept, but one that was only being used by a handful of fellow pioneers in the socially and environmentally responsible investing space. Since then, both Green Century and the field of environmentally responsible investing have grown together—with more investors choosing this path and more innovative ways to use the power of investing to create change; the momentum is growing every day.

In our 25th anniversary year, we are proud and excited to offer a new way to help people save for their future. On September 30, 2016, Green Century is launching a new fund—the Green Century MSCI International Index Fund. This fund will be the first responsible fossil fuel free international index fund available in the U.S.

The Green Century International Index Fund gives you the opportunity to invest with your values while diversifying your portfolio by choosing a Fund that invests in companies outside of the U.S. The Fund will invest in companies chosen for their outstanding environmental, social and governance ratings in about 22 developed countries. We partnered with MSCI, the global index provider that also maintains the custom index for the Green Century Equity Fund, to create the MSCI World ex USA SRI ex Fossil Fuels Index that our new Fund tracks.

Our new International Index Fund will be available directly and through Schwab and other major broker/ dealers; please look for ticker symbols GCINX (for the Fund’s Individual Investor Share Class) and GCIFX (for the Fund’s Institutional Share Class). For more information on the Fund and how to invest, visit our website at www.greencentury.com or call us at 1-800-934-7336 (1-800-93-GREEN).

The International Index Fund is another way that Green Century helps you invest responsibly and make a difference. Green Century uses a triple bottom line approach that no other mutual fund family offers:

1.	Investing in sustainable companies that reflect your values
2.	Pressing companies to be more responsible; and
3.	Supporting non-profit advocacy groups with 100% of Green Century Capital Management’s profits—to maximize the impact you make.

Investing with Your Values—All of Green Century’s mutual funds avoid the most environmentally dangerous corporations and instead invest in companies with outstanding ratings on environmental, social and governance factors. Green Century is the first family of responsible diversified fossil fuel free mutual funds; we offer investors a clear way to stop supporting the industry that has driven climate change.

Pressing Companies to Be More Responsible—Even the most responsible companies have room for improvement—and Green Century has worked with companies including Whole Foods1 and Kellogg’s1 to adopt better environmental policies, such as zero deforestation agreements, more energy efficient buildings and more sustainable supply chains.

100% of Profits Belong to Public Interest and Environmental Advocacy Organizations—Every dime of every dollar that Green Century Capital Management earns managing our Funds supports state and national non-profit advocacy organizations. We do that through our unique ownership—Green Century Capital Management is the only mutual fund company founded and owned by environmental non-profit organizations. Most recently these groups, the Public Interest Research Groups, organized McDonald’s1 and Subway1 to serve antibiotic free chicken.

Green Century is protecting rainforests globally, which provide needed habitats for endangered species such as the jaguar.

Thank you again for celebrating our 25th year with Green Century! We look forward to working with you to create a cleaner future.

To learn more about how your investments are making an impact, please sign up for our free newsletter. You can sign up by visiting www.greencentury.com, emailing us at info@greencentury.com or calling us at 1-800-934-7336.

Respectfully,

Leslie Samuelrich, President

Green Century Capital Management

Green Century on the Web

E-News.    For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-93-GREEN/1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com. From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other fund documents.

Twitter.    Green Century is on Twitter. Follow us at Twitter.com/Green__Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2016 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN/1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN/1-800-934-7336, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (unaudited)

GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2016, the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 70.0% and bonds constituted 28.1% of the Fund’s net asset value. The Fund also held 0.1% of its net assets in a community investment certificate of deposit and had 1.6% invested in cash, cash equivalents and other assets, less liabilities. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 90 equity holdings at fiscal year-end, none of which represented more than 2.6% of total net assets. Generally, larger, less-volatile companies constituted larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects and reasonable valuations.

As of July 31st, the stocks held by the Balanced Fund were also diversified by industry, with (as a percent of total net assets) Software and Services (7.9%), Healthcare Equipment and Services (7.4%), and Capital Goods (6.3%), as the largest separate industry groupings.

In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of

GREEN CENTURY BALANCED FUND

INVESTMENTS BY INDUSTRY (unaudited)

industries including Healthy Living, Capital Goods and Transportation. Green Century’s environmental screens keep the Fund out of traditional energy and utility companies, while the Fund has broad exposure to Information Technology, Health Care, Financial, Consumer and Industrial companies.

In addition to its equity exposure to environmental leaders, the Fund invests in designated Green Bonds. The issuers of Green Bonds have indicated that the proceeds from the bonds will be used for greenhouse gas reduction, climate adaptation, and climate change mitigation. As of July 31st, 16.7% of the total portfolio and 59.31% of the market value of the bonds held in the Fund were designated Green Bonds.

Higher quality, intermediate maturity bonds can typically lower volatility and provide a stable source of income. At fiscal year end, the Balanced Fund held 51 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (4.81 years) and duration (4.23 years) remained in the intermediate-range. The weighted average yield to maturity was 1.81%. All fixed income holdings are either rated BBB- or higher by S&P, or are backed by either the U.S. government or are issued by supra-national agencies with AAA equivalent ratings.

Economic Environment    While the markets have hit new highs over the last year, we have seen considerable volatility in the process. Various market gyrations have shocked the system, including an unexpected drop in growth in China, the precipitous fall in oil prices, and the recent Brexit sell-off. These events have pushed many investors into higher yielding, more stable sectors and more mature mega-cap companies.

That said, the Fund’s portfolio managers have remained positive on the prospects for the U.S. economy, which has been stronger than market sentiment and bond yields indicated over much of last year. U.S. economic growth continues to be solid, even if slow. Job creation is slowing but still persistent, with the current unemployment rate of 4.9% representing the lowest since 2007. And while the portfolio managers see negative interest rates in other parts of the world, they still expect a rate increase in the US sometime by year end, likely in December.

While the Fund’s portfolio managers are slightly less positive about anticipated equity returns than in prior quarters, due to their concerns about the persistent low inflation, low interest rate, and low growth environment, they still regard the U.S. stock market as attractive relative to bonds, cash, real estate, or other developed stock markets. As of July 31, 2016, the expected twelve months forward earnings yield on the S&P 500 is 5.7%, while the yield on the 10 year Treasury Inflation-Protected Securities, or TIPS, is 0.0%, indicating an approximately 5.7% greater expected return for large capitalization U.S. stocks than for bonds. Despite the recent market turmoil following the United Kingdom vote to exit the European Union, the portfolio managers believe U.S. markets reflect less concern about recession now than was witnessed in January and February, and U.S. markets do not show signs of severe financial stress.

As a result, the Fund’s portfolio managers are emphasizing companies with somewhat higher yields and less international exposure, and continue to emphasize stocks relative to bonds in the Fund’s overall allocation. While expectations for corporate profit growth are muted, the portfolio managers believe equity returns will be bolstered as investors seek a haven from the bond market, which they think ultimately will be shocked by impending rate increases.

Investment Strategy and Performance    Green Century believes that strong environmental, social, and governance practices may enhance corporate profitability and reduce certain types of risks. The Fund specifically avoids risks associated with exposure to fossil fuels. Companies with strong balance sheets, strategic leadership in their products and markets, and strong environmental, social, and governance policies will have the financial flexibility and leadership wisdom to navigate choppy and volatile economic conditions.

The Balanced Fund holds a number of stocks which the portfolio managers believe have attractive environmental, social and financial characteristics. New holdings over the period include 8point3 Energy Partners,1 which finances solar energy generation projects, and Celgene,1 a biopharmaceutical developer with strong access to medicine programs.

The Fund holds over $32 million in Green Bonds and Notes, including notes issued by African Development Bank,1 Export-Import Bank of Korea,1 International Finance Corp., 1 International Bank for Reconstruction and Development (World Bank),1 Regency Centers LP,1 Starbucks,1 Vornado Realty,1 and Overseas Private Investment Corp.1

For the year ending July 31, 2016, the Balanced Fund’s returns were –1.73%, significantly underperforming the 5.31% return for its Custom Balanced Index,2 an index comprised of the S&P 1500 Index2 (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index2 (40% weighting).* For the six months ending July 31, 2016, the Balanced Fund returned 9.97%, outperforming the Custom Balanced Index for the same period.

Green Century Balanced Fund Total expense ratio: 1.48%		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Six Months	One Year	Five Years	Ten Years
June 30, 2016	Green Century Balanced Fund	0.48%	–4.94%	7.16%	5.11%
	Custom Balanced Index	4.25%	4.15%	8.48%	6.62%
July 31, 2016	Green Century Balanced Fund	9.97%	–1.73%	8.47%	5.60%
	Custom Balanced Index	9.52%	5.31%	9.16%	6.82%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

A comparison of the Fund’s equity holdings to the S&P 1500 Supercomposite Index (the S&P 1500),2 which like the Fund includes stocks across a range of capitalizations, provides some insight into relative performance; for the fiscal year ended July 31, 2016, the stocks held by the Balanced Fund underperformed those included in the S&P 1500, –3.12% versus 5.60%.

The Fund’s under performance relative to the market, as represented by the S&P 1500 Index returns, is primarily based on the portfolio managers’ macro call which positioned the portfolio toward a slow to moderate growth economy with rising rates. As noted above, the fear in the market over much of the year pushed many investors into safer, defensive names and a few high growth, momentum names that drove a narrow market. The Fund’s smaller cap and lower dividend yield exposures hurt relative performance, as did exposure to more interest rate sensitive stocks and companies with European sales exposure. During that period, performance attribution analysis provided by the Fund’s portfolio manager indicates that the Fund’s Financials, Health Care, Consumer Discretionary and Information Technology equity investments were the largest contributors to the Fund’s underperformance relative to the S&P 1500.

The companies held in the portfolio that contributed most toward the Fund’s equity performance relative to the S&P 1500 included Zendesk, Inc.,1 Acuity Brands,1 Illinois Tool Works,1 and Lululemon.1 Companies the Fund held that detracted most from performance relative to the S&P 1500 included Tailored Brands,1 Stifel Financial,1 and Wisdom Tree Investments.1

The fixed income portion of the portfolio continued to be managed with the goals of seeking to reduce risk and generating income for the Fund. For the 12 months ended July 31, 2016, gross of fees, the note- and bond-only portion of the Fund’s portfolio returned 4.91%, slightly above the BofA Merrill Lynch Index return of 4.23%.

The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations. In addition, the Fund’s portfolio managers anticipate that

The S&P 500® Index and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500® Index and the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

the U.S. will experience a rising interest-rate environment for at least the next twelve months, with short-term interest rates likely to rise slightly more than intermediate-term interest rates. In response, the Fund’s portfolio managers have slightly lengthened the average maturity and duration of the portfolio, but do not anticipate extending further at this time.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (unaudited)

GREEN CENTURY EQUITY FUND

Investment Objective     The Green Century Equity Fund (the Equity Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria.

Portfolio Orientation     The Fund seeks to achieve its objective by investing in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, process, or refine coal, oil or gas that are included in the KLD400

Index. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The KLD400 Index, formerly named the Domini 400 Social Index, is the longest-running socially responsible index. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

In evaluating whether a company meets the criteria for inclusion in the Index, a company’s dedication to

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

sustainability is analyzed across five key categories: environment; community and society; employees and supply chain; customers; and governance and ethics. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products or alcoholic beverages; derive significant revenues from the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, process, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for its fiscal year ended July 31, 2016 was 4.83%, while the S&P 500® Index2 returned 5.61% for the same period. Additional results for various time periods are below:*

Green Century Equity Fund Total expense ratio: 1.25%		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Six Months	One Year	Five Years	Ten Years
June 30, 2016	Green Century Equity Fund	1.86%	2.95%	10.84%	6.60%
	S&P 500® Index	3.84%	3.99%	12.10%	7.42%
July 31, 2016	Green Century Equity Fund	12.09%	4.83%	12.33%	7.06%
	S&P 500® Index	13.29%	5.61%	13.38%	7.75%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

For the year ended July 31, 2016, the Equity Fund performed below the S&P 500® Index, underperforming by less than one percent. As the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500® Index, the performance of the Fund can be expected to differ from the performance of the broader benchmark.

The performance of the Fund, relative to the S&P 500® Index, was boosted by the positive impact of stock selection in the Financials and Information Technology sectors. The relative performance of the Fund was negatively impacted by stock selection in the Consumer Discretionary and Health Care sectors.

The strongest performing sectors in the Equity Fund were Utilities, Telecommunication Services, and Information Technology, which returned 45.18%, 23.08%, and 14.81%, respectively. The worst performing sectors were Consumer Discretionary and Health Care, which returned –4.17% and –3.95%, respectively, for the year. Within the S&P 500® Index, Telecommunication Services, Utilities, and Consumer Staples were the strongest performing sectors, gaining 26.42%, 23.12%, and 11.67%, respectively. The worst performing sectors were Financials and Health Care, which returned –3.78% and 0.40%, respectively, for the year.

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

1 As of July 31, 2016, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Whole Foods Market, Inc.	0.83%	0.13%
Kellogg Company	0.00%	0.27%
McDonald’s Corporation	0.00%	1.34%
8point3 Energy Partners LP	0.82%	0.00%
Celgene Corp.	0.59%	1.11%
African Development Bank	0.52%	0.00%
Export-Import Bank of Korea	0.52%	0.00%
International Finance Corporation	0.79%	0.00%
International Bank for Reconstruction and Development	1.33%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Regency Centers LP	1.09%	0.00%
Starbucks Corporation	1.08%	1.09%
Vornado Realty LP	1.05%	0.23%
Overseas Private Investment Corporation	0.72%	0.00%
Zendesk, Inc.	0.93%	0.00%
Acuity Brands, Inc.	0.99%	0.15%
Illinois Tool Works, Inc.	1.16%	0.48%
lululemon athletica, Inc.	0.83%	0.00%
Tailored Brands, Inc.	0.26%	0.00%
Stifel Financial Corp.	0.80%	0.00%
Wisdom Tree Investments, Inc.	0.41%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by either Fund during the fiscal year ended July 31, 2016, or may have been held by a Fund for a portion of the fiscal year or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate &

Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the S&P 500® Index, the S&P Supercomposite 1500 Index or the Custom Balanced Index or the BofA Merrill Lynch Index.

Stocks will fluctuate in response to factors that may affect a single company, industry, sector, country, region or the market as a whole and may perform worse than the market. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. Bonds are subject to risks including interest rate, credit, and inflation. The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/16

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2016 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2016	ENDING ACCOUNT VALUE JULY 31, 2016	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,099.70	$7.73
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.64	7.43

Equity Fund
Actual Expenses	1,000.00	1,120.90	6.59
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.78	6.28

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund and 1.25% for the Equity Fund), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2016

COMMON STOCKS — 70.0%
	SHARES	VALUE
Software & Services — 7.9%
Adobe Systems, Inc. (a)	14,434	$1,412,511
Alphabet, Inc., Class A (a)	6,261	4,954,580
ANSYS, Inc. (a)	19,510	1,743,414
MasterCard, Inc., Class A	13,389	1,275,168
Microsoft Corporation	37,870	2,146,472
PayPal Holdings, Inc. (a)	50,348	1,874,959
Zendesk, Inc. (a)	59,448	1,797,708

		15,204,812

Healthcare Equipment & Services — 7.4%
Baxter International, Inc.	27,679	1,329,146
Cerner Corporation (a)	22,805	1,422,804
Cigna Corporation	22,049	2,843,439
DENTSPLY SIRONA, Inc.	21,477	1,375,387
Hologic, Inc. (a)	53,946	2,076,381
Medtronic PLC (b)	14,550	1,275,016
Quest Diagnostics, Inc.	13,466	1,162,924
Zimmer Biomet Holdings, Inc.	21,714	2,847,574

		14,332,671

Capital Goods — 6.3%
A.O. Smith Corporation	12,544	1,165,212
ABB Ltd. American Depositary Receipt (b)	78,871	1,676,009
Hexcel Corporation	37,314	1,610,845
Illinois Tool Works, Inc.	19,517	2,252,262
Lincoln Electric Holdings, Inc.	11,109	689,425
Middleby Corporation (The) (a)	11,669	1,404,714
Wabtec Corporation	27,176	1,861,556
Xylem, Inc.	33,464	1,599,914

		12,259,937

Banks — 4.8%
East West Bancorp, Inc.	22,236	760,916
Fifth Third Bancorp	57,295	1,087,459
First Republic Bank	13,973	1,001,445
KeyCorp	133,909	1,566,735
PNC Financial Services Group, Inc. (The)	17,031	1,407,612
SVB Financial Group (a)	11,747	1,179,634
Umpqua Holdings Corporation	71,619	1,090,757
Wells Fargo & Company	25,118	1,204,911

		9,299,469

	SHARES	VALUE
Renewable Energy & Energy Efficiency — 4.5%
8point3 Energy Partners LP	96,278	$1,591,475
Acuity Brands, Inc.	7,317	1,920,200
EnerNOC, Inc. (a)	45,945	343,668
First Solar, Inc. (a)	16,509	770,640
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	31,474	707,850
Johnson Controls, Inc.	32,750	1,503,880
Ormat Technologies, Inc.	40,103	1,830,301

		8,668,014

Retailing — 4.3%
Home Depot, Inc. (The)	13,443	1,858,360
Priceline Group, Inc. (The) (a)	821	1,109,015
Tailored Brands, Inc.	34,641	507,491
Target Corporation	21,122	1,591,120
TJX Companies, Inc. (The)	25,802	2,108,540
Tractor Supply Company	13,476	1,235,075

		8,409,601

Semiconductors — 3.6%
Analog Devices, Inc.	26,860	1,714,474
ARM Holdings PLC American Depositary Receipt (b)	18,177	1,206,226
ASML Holding NV (b)	10,141	1,111,656
NXP Semiconductors NV (a)(b)	22,585	1,899,173
Xilinx, Inc.	19,094	975,321

		6,906,850

Pharmaceuticals & Biotechnology — 3.4%
Biogen, Inc. (a)	3,742	1,084,918
Celgene Corporation (a)	10,135	1,137,046
Gilead Sciences, Inc.	14,756	1,172,659
Merck & Company, Inc.	55,816	3,274,167

		6,668,790

Insurance — 3.4%
Aflac, Inc.	37,893	2,738,906
Lincoln National Corporation	26,948	1,176,819
Reinsurance Group of America, Inc.	27,408	2,720,244

		6,635,969

Healthy Living — 3.3%
United Natural Foods, Inc. (a)	53,458	2,671,831
WhiteWave Foods Company (The) (a)	48,493	2,690,877
Whole Foods Market, Inc.	35,284	1,075,456

		6,438,164

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2016	continued

	SHARES	VALUE
Technology Hardware & Equipment — 3.3%
Cisco Systems, Inc.	66,227	$2,021,910
F5 Networks, Inc. (a)	20,933	2,583,551
Palo Alto Networks, Inc. (a)	13,944	1,825,130

		6,430,591

Consumer Durables & Apparel — 2.9%
lululemon athletica, Inc. (a)	20,718	1,608,753
Newell Brands, Inc.	33,175	1,740,360
NIKE, Inc., Class B	19,253	1,068,541
VF Corporation	19,571	1,221,818

		5,639,472

Materials — 2.4%
Minerals Technologies, Inc.	19,841	1,294,824
Owens-Illinois, Inc. (a)	113,543	2,133,473
Sealed Air Corporation	27,148	1,280,842

		4,709,139

Real Estate — 2.0%
AvalonBay Communities, Inc.	6,812	1,264,648
CBRE Group, Inc., Class A (a)	53,242	1,514,735
Forest City Realty Trust, Inc., Class A	42,047	994,411

		3,773,794

Food & Beverage — 1.8%
General Mills, Inc.	300	21,567
McCormick & Company, Inc.	16,261	1,662,687
Unilever NV American Depositary Receipt (b)	39,536	1,823,401

		3,507,655

Diversified Financials — 1.8%
Charles Schwab Corporation (The)	38,304	1,088,600
Stifel Financial Corporation (a)	43,624	1,542,108
WisdomTree Investments, Inc.	79,093	786,184

		3,416,892

Telecommunication Services — 1.5%
SBA Communications Corporation, Class A (a)	9,695	1,114,925
Verizon Communications, Inc.	31,835	1,763,977

		2,878,902

	SHARES	VALUE
Transportation — 1.4%
J.B. Hunt Transport Services, Inc.	15,309	$1,272,637
United Parcel Service, Inc., Class B	14,085	1,522,589

		2,795,226

Food & Staples Retailing — 1.3%
Costco Wholesale Corporation	8,674	1,450,466
CVS Health Corporation	11,595	1,075,089

		2,525,555

Consumer Services — 0.7%
Panera Bread Company, Class A (a)	5,970	1,309,340
Starbucks Corporation	550	31,928

		1,341,268

Utilities — 0.6%
American Water Works Company, Inc.	14,920	1,232,094

Automobiles & Components — 0.5%
BorgWarner, Inc.	29,100	965,538

Media — 0.5%
IMAX Corporation (a)	30,154	952,565

Household & Personal Products — 0.4%
Church & Dwight Company, Inc.	6,979	685,617

Total Common Stocks (Cost $116,265,944)		135,678,585

	PRINCIPAL AMOUNT
BONDS & NOTES — 28.1%
Green Bonds, Renewable Energy & Energy Efficiency — 16.7%
African Development Bank 0.75%, due 10/18/16 (b)	$1,000,000	1,000,305
Apple, Inc. 2.85%, due 2/23/23	1,000,000	1,056,572
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	1,042,075
Bank of America Corporation 1.35%, due 11/21/16	1,500,000	1,500,127
Digital Realty Trust LP 3.95%, due 7/1/22	2,000,000	2,122,236

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2016	continued

	PRINCIPAL AMOUNT	VALUE
Green Bonds, Renewable Energy & Energy Efficiency — (continued)
European Bank for Reconstruction & Development 0.875%, due 7/22/19 (b)	$1,500,000	$1,498,956
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	2,138,884
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	519,708
Export-Import Bank of Korea 1.75%, due 2/27/18 (b)	1,000,000	1,005,860
International Bank for Reconstruction & Development 2.00%, due 10/20/16 (b)	500,000	501,787
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	2,083,360
International Finance Corporation 0.625%, due 11/15/16 (b)	1,000,000	999,802
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	523,550
KFW 1.75%, due 10/15/19 (b)	1,500,000	1,535,656
Kommuninvest I Sverige AB 1.50%, due 4/23/19 (b)	1,000,000	1,013,789
Morgan Stanley 2.20%, due 12/7/18	2,000,000	2,023,468
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)	1,000,000	1,054,160
Nordic Investment Bank 2.25%, due 9/30/21 (b)	1,500,000	1,570,953
Overseas Private Investment Corporation 3.28%, due 9/15/29	800,000	859,768
Overseas Private Investment Corporation 3.33%, due 5/15/33	237,947	257,954
Overseas Private Investment Corporation 3.43%, due 6/1/33	246,543	270,345
Regency Centers LP 3.75%, due 6/15/24	2,000,000	2,110,486
Sumitomo Mitsui Bank 2.45%, due 10/20/20 (b)	2,000,000	2,055,150
Svensk Exportkredit AB 1.875%, due 6/23/20 (b)	1,500,000	1,533,996

	PRINCIPAL AMOUNT	VALUE
Green Bonds, Renewable Energy & Energy Efficiency — (continued)
Vornado Realty LP 2.50%, due 6/30/19	$2,000,000	$2,033,990

		32,312,937

Software & Services — 2.2%
International Business Machines Corporation 8.375%, due 11/1/19	500,000	613,394
Oracle Corporation 1.20%, due 10/15/17	500,000	502,201
Oracle Corporation 5.00%, due 7/8/19	1,000,000	1,107,832
Oracle Corporation 2.50%, due 5/15/22	500,000	514,626
Symantec Corporation 4.20%, due 9/15/20	1,500,000	1,573,993

		4,312,046

Banks — 1.7%
HSBC Bank USA N.A. 6.00%, due 8/9/17	500,000	520,848
HSBC Holdings PLC 5.10%, due 4/5/21 (b)	1,500,000	1,670,749
JPMorgan Chase & Company 4.40%, due 7/22/20	1,000,000	1,096,044

		3,287,641

Consumer Services — 1.1%
Starbucks Corporation 2.45%, due 6/15/26	2,000,000	2,065,896

U.S. Government Agencies — 1.0%
Federal Farm Credit Bank 1.80%, due 6/15/20	200,000	205,753
Federal Farm Credit Bank 2.26%, due 11/13/24	500,000	517,637
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	588,824
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	538,291
Federal Home Loan Mortgage Corporation 0.00%, due 11/29/19	200,000	192,013

		2,042,518

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2016	concluded

	PRINCIPAL AMOUNT	VALUE
Pharmaceuticals & Biotechnology — 1.0%
Amgen, Inc. 5.70%, due 2/1/19	$1,250,000	$1,385,913
Thermo Fisher Scientific, Inc. 2.40%, due 2/1/19	500,000	511,504

		1,897,417

Capital Goods — 0.8%
Koninklijke Philips NV 5.75%, due 3/11/18 (b)	1,500,000	1,604,789

Media — 0.6%
Discovery Communications LLC 5.625%, due 8/15/19	1,150,000	1,268,457

Diversified Financials — 0.6%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21	1,000,000	1,088,653

Real Estate — 0.5%
HCP, Inc. 3.875%, due 8/15/24	1,000,000	1,019,352

Healthcare Equipment & Services — 0.5%
Baxter International, Inc. 1.85%, due 6/15/18	500,000	502,346
Stryker Corporation 1.30%, due 4/1/18	500,000	500,626

		1,002,972

Telecommunication Services — 0.4%
America Movil SAB de C.V. 5.00%, due 10/16/19 (b)	750,000	830,543

Technology Hardware & Equipment — 0.4%
EMC Corporation 1.875%, due 6/1/18	700,000	694,177

Healthy Living — 0.3%
Whole Foods Market, Inc. 5.20%, due 12/3/25	500,000	541,874

Food & Staples Retailing — 0.3%
CVS Health Corporation 2.25%, due 12/5/18	500,000	512,741

Total Bonds & Notes (Cost $52,841,583)		54,482,013

CERTIFICATES OF DEPOSIT — 0.1%
	PRINCIPAL AMOUNT	VALUE
Self Help Credit Union Environmental Certificate of Deposit 1.01%, due 8/10/16	$95,000	$95,000
Self-Help Credit Union 1.30%, due 6/21/19	95,000	95,309

Total Certificates Of Deposit (Cost $190,000)		190,309

SHORT-TERM INVESTMENT — 1.6%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $3,159,883)		3,159,883

Total Short-term Investments (Cost $3,159,883)		3,159,883

TOTAL INVESTMENTS (d) — 99.8%
(Cost $172,457,410)		193,510,790
Other Assets Less Liabilities — 0.2%		294,159

NET ASSETS — 100.0%		$193,804,949

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	The rate quoted is the annualized seven-day yield of the Fund at the period end
(d)	The cost of investments for federal income tax purposes is $172,451,386 resulting in gross unrealized appreciation and depreciation of $27,276,258 and $6,216,854 respectively, or net unrealized appreciation of $21,059,404.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2016

COMMON STOCKS — 99.7%
	SHARES	VALUE
Software & Services — 20.2%
Accenture PLC, Class A (a)	13,776	$1,554,071
Adobe Systems, Inc. (b)	10,972	1,073,720
Alphabet, Inc., Class A (b)	6,417	5,078,029
Alphabet, Inc., Class C (b)	6,821	5,243,917
ANSYS, Inc. (b)	1,912	170,856
Autodesk, Inc. (b)	4,492	267,049
Automatic Data Processing, Inc.	10,080	896,616
CA, Inc.	6,886	238,600
Citrix Systems, Inc. (b)	3,350	298,585
Cognizant Technology Solutions Corporation, Class A (b)	13,457	773,643
Convergys Corporation	2,126	56,658
FleetCor Technologies, Inc. (b)	2,034	308,517
International Business Machines Corporation	20,004	3,213,042
Intuit, Inc.	5,345	593,242
Microsoft Corporation	164,805	9,341,147
NetSuite, Inc. (b)	887	96,550
Oracle Corporation	69,039	2,833,361
Rackspace Hosting, Inc. (b)	2,249	52,694
salesforce.com, Inc. (b)	13,880	1,135,384
Symantec Corporation	14,313	292,415
Teradata Corporation (b)	2,820	80,032
Western Union Company (The)	10,930	218,600
Workday, Inc., Class A (b)	2,437	203,100
Xerox Corporation	19,455	200,386
Yahoo!, Inc. (b)	19,887	759,484

		34,979,698

Pharmaceuticals & Biotechnology — 11.0%
Agilent Technologies, Inc.	7,303	351,347
Amgen, Inc.	16,483	2,835,570
Bio-Techne Corporation	802	90,161
Biogen, Inc. (b)	4,810	1,394,563
BioMarin Pharmaceutical, Inc. (b)	3,548	352,742
Bristol-Myers Squibb Company	36,629	2,740,215
Celgene Corporation (b)	17,151	1,924,171
Cepheid (b)	1,521	53,737
Fluidigm Corporation (b)	492	5,191
Gilead Sciences, Inc.	29,973	2,381,954
Jazz Pharmaceuticals PLC (a)(b)	1,380	208,339
Merck & Company, Inc.	60,858	3,569,930
Mettler-Toledo International, Inc. (b)	595	244,670

	SHARES	VALUE
Pharmaceuticals & Biotechnology — (continued)
PAREXEL International Corporation (b)	1,164	$77,813
Quintiles Transnational Holdings, Inc. (b)	1,968	152,796
Thermo Fisher Scientific, Inc.	8,703	1,382,385
Vertex Pharmaceuticals, Inc. (b)	5,464	530,008
Waters Corporation (b)	1,791	284,644
Zoetis, Inc.	10,355	522,617

		19,102,853

Capital Goods — 6.2%
3M Company	13,199	2,354,174
A.O. Smith Corporation	1,620	150,482
AGCO Corporation	1,425	68,628
Air Lease Corporation	2,170	62,518
Applied Industrial Technologies, Inc.	782	36,715
Builders FirstSource, Inc. (b)	1,848	23,821
Caterpillar, Inc.	12,848	1,063,300
CLARCOR, Inc.	1,042	64,875
Cummins, Inc.	3,684	452,285
Deere & Company	5,936	461,286
Dover Corporation	3,385	241,790
Eaton Corporation PLC	10,047	637,080
EMCOR Group, Inc.	1,309	72,911
Fastenal Company	6,335	270,821
Flowserve Corporation	2,812	134,554
Fortune Brands Home & Security, Inc.	3,414	216,004
Graco, Inc.	1,235	91,402
Granite Construction, Inc.	846	42,114
H&E Equipment Services, Inc.	750	13,965
Herc Holdings, Inc. (b)	525	18,559
Illinois Tool Works, Inc.	7,231	834,457
Ingersoll-Rand PLC	5,726	379,405
Lincoln Electric Holdings, Inc.	1,362	84,526
Masco Corporation	7,288	265,866
Meritor, Inc. (b)	1,653	13,852
Middleby Corporation (The) (b)	1,272	153,123
Owens Corning	2,501	132,328
Parker Hannifin Corporation	2,977	339,944
Quanta Services, Inc. (b)	3,532	90,419
Rockwell Automation, Inc.	2,867	327,985
Sensata Technologies Holding NV (b)	3,676	139,394
Snap-on, Inc.	1,311	206,050

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2016	continued

	SHARES	VALUE
Capital Goods — (continued)
Stanley Black & Decker, Inc.	3,394	$413,050
Tennant Company	397	25,440
Timken Company (The)	1,597	53,420
United Rentals, Inc. (b)	1,998	159,181
W.W. Grainger, Inc.	1,287	281,660
WABCO Holdings, Inc. (b)	1,181	118,419
Wabtec Corporation	1,984	135,904
Xylem, Inc.	3,945	188,610

		10,820,317

Food & Beverage — 5.7%
Bunge Ltd.	3,049	200,746
Campbell Soup Company	4,431	275,918
Coca-Cola Company (The)	90,272	3,938,567
Darling Ingredients, Inc. (b)	3,617	57,076
Dr. Pepper Snapple Group, Inc.	4,086	402,512
General Mills, Inc.	13,059	938,812
Hormel Foods Corporation	6,364	237,695
JM Smucker Company (The)	2,611	402,512
Kellogg Company	5,768	477,071
Kraft Heinz Company (The)	13,337	1,152,184
McCormick & Company, Inc.	2,504	256,034
Mondelez International, Inc., Class A	34,444	1,514,847

		9,853,974

Real Estate — 5.4%
American Tower Corporation	9,324	1,079,439
AvalonBay Communities, Inc.	3,028	562,148
Boston Properties, Inc.	3,408	484,379
CBRE Group, Inc., Class A (b)	6,522	185,551
Corporate Office Properties Trust	2,082	62,377
Digital Realty Trust, Inc.	3,257	340,226
Duke Realty Corporation	7,610	219,092
Equinix, Inc.	1,512	563,779
Equity Residential	8,017	545,076
Federal Realty Investment Trust	1,507	255,738
Forest City Realty Trust, Inc., Class A	5,190	122,743
HCP, Inc.	10,191	399,793
Host Hotels & Resorts, Inc.	16,473	292,231
Iron Mountain, Inc.	5,572	229,622
Jones Lang LaSalle, Inc.	973	106,514
Liberty Property Trust	3,142	130,016
Macerich Company (The)	2,794	249,337
Potlatch Corporation	874	33,430

	SHARES	VALUE
Real Estate — (continued)
Prologis, Inc.	11,583	$631,158
Realogy Holdings Corporation (b)	3,188	98,796
Simon Property Group, Inc.	6,791	1,541,829
UDR, Inc.	5,794	215,711
Vornado Realty Trust	3,727	400,280
Weyerhaeuser Company	17,426	570,179

		9,319,444

Household & Personal Products — 4.9%
Avon Products, Inc.	9,379	38,173
Clorox Company (The)	2,833	371,321
Colgate-Palmolive Company	18,622	1,386,035
Edgewell Personal Care Company (b)	1,285	108,724
Estee Lauder Companies, Inc. (The), Class A	4,875	452,888
Kimberly-Clark Corporation	7,940	1,028,627
Procter & Gamble Company (The)	59,299	5,075,401

		8,461,169

Semiconductors — 4.5%
Advanced Micro Devices, Inc. (b)	15,101	103,593
Analog Devices, Inc.	6,745	430,533
Applied Materials, Inc.	24,777	651,387
Intel Corporation	103,547	3,609,649
Lam Research Corporation	3,454	310,066
Microchip Technology, Inc.	4,625	257,335
NVIDIA Corporation	11,871	677,834
Skyworks Solutions, Inc.	4,216	278,340
Texas Instruments, Inc.	22,099	1,541,405

		7,860,142

Healthcare Equipment & Services — 4.4%
AmerisourceBergen Corporation	4,283	364,869
Becton, Dickinson and Company	4,631	815,056
Cardinal Health, Inc.	7,266	607,438
Centene Corporation (b)	3,742	263,998
Cerner Corporation (b)	6,808	424,751
Cigna Corporation	5,593	721,273
Cooper Companies, Inc. (The)	1,068	194,878
DENTSPLY SIRONA, Inc.	5,261	336,914
Edwards Lifesciences Corporation (b)	4,672	535,038
Envision Healthcare Holdings, Inc. (b)	4,027	99,024
HCA Holdings, Inc. (b)	7,016	541,144

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2016	continued

	SHARES	VALUE
Healthcare Equipment & Services — (continued)
Henry Schein, Inc. (b)	1,786	$323,230
Hologic, Inc. (b)	5,525	212,657
Humana, Inc.	3,269	564,066
IDEXX Laboratories, Inc. (b)	1,956	183,453
Laboratory Corporation of America Holdings (b)	2,236	312,056
MEDNAX, Inc. (b)	2,060	141,955
Molina Healthcare, Inc. (b)	888	50,447
Patterson Companies, Inc.	1,811	89,391
Quest Diagnostics, Inc.	3,148	271,861
ResMed, Inc.	3,029	208,638
Select Medical Holdings Corporation (b)	2,342	26,933
Team Health Holdings, Inc. (b)	1,599	65,303
Varian Medical Systems, Inc. (b)	2,089	197,912

		7,552,285

Diversified Financials — 4.2%
American Express Company	18,043	1,163,052
Ameriprise Financial, Inc.	3,712	355,758
Bank of New York Mellon Corporation (The)	23,729	934,923
BlackRock, Inc.	2,709	992,171
Charles Schwab Corporation (The)	26,317	747,929
CME Group, Inc.	7,484	765,164
FactSet Research Systems, Inc.	890	153,045
Franklin Resources, Inc.	8,481	306,927
Invesco Ltd.	9,181	267,902
Legg Mason, Inc.	2,163	73,845
Northern Trust Corporation	4,643	313,820
State Street Corporation	8,865	583,140
T. Rowe Price Group, Inc.	5,412	382,574
TD Ameritrade Holding Corporation	5,912	179,488
Voya Financial, Inc.	4,495	115,207

		7,334,945

Media — 3.9%
Charter Communications, Inc., Class A (b)	4,745	1,114,458
Discovery Communications, Inc., Class A (b)	3,205	80,413
Discovery Communications, Inc., Class C (b)	5,203	127,682
DreamWorks Animation SKG, Inc., Class A (b)	1,627	66,658

	SHARES	VALUE
Media — (continued)
John Wiley & Sons, Inc., Class A	988	$57,008
Liberty Global PLC, Class A (a)(b)	6,453	204,625
Liberty Global PLC, Series C (a)(b)	13,562	419,744
New York Times Company (The), Class A	2,693	34,955
Scholastic Corporation	525	21,577
Scripps Networks Interactive, Inc., Class A	1,744	115,209
Time Warner, Inc.	17,382	1,332,330
Walt Disney Company (The)	33,964	3,258,846

		6,833,505

Technology Hardware & Equipment — 3.9%
Calix, Inc. (b)	1,232	9,511
Cisco Systems, Inc.	110,296	3,367,337
Corning, Inc.	24,622	547,101
EMC Corporation	42,823	1,211,035
Flextronics International Ltd. (b)	11,915	150,963
HP Inc.	38,222	535,490
Lexmark International, Inc.	1,357	49,761
Motorola Solutions, Inc.	3,424	237,557
Plantronics, Inc.	704	33,961
Super Micro Computer, Inc. (b)	835	17,994
TE Connectivity Ltd. (a)	8,192	493,814
Trimble Navigation Ltd. (b)	5,500	145,420

		6,799,944

Telecommunication Services — 3.5%
CenturyLink, Inc.	11,914	374,576
Cincinnati Bell, Inc. (b)	4,565	22,825
Level 3 Communications, Inc. (b)	6,669	337,452
SBA Communications Corporation, Class A (b)	2,750	316,250
Sprint Corporation (b)	17,663	108,451
Verizon Communications, Inc.	89,386	4,952,878

		6,112,432

Consumer Services — 3.2%
Aramark	4,988	178,820
Choice Hotels International, Inc.	768	37,087
Darden Restaurants, Inc.	2,632	162,026
Hilton Worldwide Holdings, Inc.	11,953	277,190
Jack in the Box, Inc.	736	65,055
Marriott International, Inc., Class A	4,411	316,269
McDonald’s Corporation	19,819	2,331,705
Royal Caribbean Cruises Ltd.	3,772	273,243

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2016	continued

	SHARES	VALUE
Consumer Services — (continued)
Starbucks Corporation	32,441	$1,883,200
Vail Resorts, Inc.	785	112,310

		5,636,905

Retailing — 3.2%
AutoNation, Inc. (b)	1,632	87,067
Bed Bath & Beyond, Inc.	3,590	161,371
Best Buy Company, Inc.	6,582	221,155
Blue Nile, Inc.	189	5,492
Buckle, Inc. (The)	624	17,091
Caleres Inc	907	23,872
CarMax, Inc. (b)	4,325	251,975
Foot Locker, Inc.	3,109	185,359
GameStop Corporation, Class A	2,283	70,659
Gap, Inc. (The)	5,174	133,437
HSN, Inc.	729	37,296
Kohl’s Corporation	4,168	173,347
LKQ Corporation (b)	6,781	233,199
Lowe’s Companies, Inc.	19,984	1,644,284
Netflix, Inc. (b)	9,438	861,218
Nordstrom, Inc.	2,873	127,073
Nutrisystem, Inc.	683	20,203
Office Depot, Inc. (b)	11,466	39,672
Pier 1 Imports, Inc.	1,662	8,509
Pool Corporation	890	91,029
Shutterfly, Inc. (b)	751	39,946
Signet Jewelers Ltd.	1,636	143,821
Staples, Inc.	14,146	131,416
Tiffany & Company	2,789	179,946
Tractor Supply Company	3,005	275,408
Ulta Salon, Cosmetics & Fragrance, Inc. (b)	1,327	346,626
Weyco Group, Inc.	142	3,967

		5,514,438

Materials — 3.1%
Air Products & Chemicals, Inc.	4,481	669,551
Albemarle Corporation	2,435	204,954
Avery Dennison Corporation	1,934	150,639
Axalta Coating Systems Ltd. (b)	3,991	113,943
Ball Corporation	3,611	255,190
Compass Minerals International, Inc.	713	49,618
Domtar Corporation	1,381	54,370
Ecolab, Inc.	5,889	697,140
H.B. Fuller Company	1,090	50,751

	SHARES	VALUE
Materials — (continued)
International Flavors & Fragrances, Inc.	1,772	$236,119
Minerals Technologies, Inc.	759	49,532
Mosaic Company (The)	7,553	203,931
PPG Industries, Inc.	5,890	616,742
Praxair, Inc.	6,298	733,969
Schnitzer Steel Industries, Inc., Class A	531	10,349
Sealed Air Corporation	4,274	201,647
Sherwin-Williams Company (The)	1,736	520,331
Sonoco Products Company	2,219	113,014
Valspar Corporation (The)	1,639	174,504
WestRock Company	5,596	240,124

		5,346,418

Insurance — 2.8%
Aflac, Inc.	9,186	663,964
Chubb Ltd. (a)	10,116	1,267,130
Hartford Financial Services Group, Inc.	8,654	344,862
Marsh & McLennan Companies, Inc.	11,510	756,782
Principal Financial Group, Inc.	6,422	299,458
Progressive Corporation (The)	12,955	421,167
Travelers Companies, Inc. (The)	6,516	757,290
Willis Towers Watson PLC (a)	2,864	354,048

		4,864,701

Consumer Durables & Apparel — 2.6%
Callaway Golf Company	2,124	22,727
Columbia Sportswear Company	606	34,693
CSS Industries, Inc.	177	4,657
Deckers Outdoor Corporation (b)	660	43,566
Ethan Allen Interiors, Inc.	570	19,796
Garmin Ltd. (a)	2,463	133,815
Hanesbrands, Inc.	8,468	225,757
Hasbro, Inc.	2,425	196,983
La-Z-Boy, Inc.	1,085	32,789
Mattel, Inc.	7,494	250,150
Meritage Homes Corporation (b)	789	28,712
Michael Kors Holdings Ltd. (a)(b)	3,879	200,622
Mohawk Industries, Inc. (b)	1,373	286,875
Newell Brands, Inc.	9,697	508,705
NIKE, Inc., Class B	29,653	1,645,741
PVH Corporation	1,793	181,200
Tupperware Brands Corporation	1,123	70,390

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2016	continued

	SHARES	VALUE
Consumer Durables & Apparel — (continued)
Under Armour, Inc., Class A (b)	3,927	$154,959
VF Corporation	7,504	468,475
Wolverine World Wide, Inc.	2,325	56,939

		4,567,551

Transportation — 2.3%
ArcBest Corporation	573	10,721
Avis Budget Group, Inc. (b)	1,847	67,840
C.H. Robinson Worldwide, Inc.	3,102	215,961
CSX Corporation	21,115	598,188
Echo Global Logistics, Inc. (b)	584	14,460
Expeditors International of Washington, Inc.	3,970	196,237
Genesee & Wyoming, Inc., Class A (b)	1,264	81,844
Hertz Global Holdings, Inc. (b)	1,576	76,720
Kansas City Southern	2,357	226,531
Norfolk Southern Corporation	6,541	587,251
Ryder System, Inc.	1,158	76,312
Southwest Airlines Company	3,440	127,315
United Parcel Service, Inc., Class B	15,172	1,640,093
Wesco Aircraft Holdings, Inc. (b)	1,261	16,204

		3,935,677

Banks — 1.6%
Bank of Hawaii Corporation	902	62,166
Cathay General Bancorp	1,692	50,726
CIT Group, Inc.	4,340	149,990
Citizens Financial Group, Inc.	11,652	260,189
Comerica, Inc.	3,772	170,645
Heartland Financial USA, Inc.	409	15,018
International Bancshares Corporation	1,180	32,356
KeyCorp	18,042	211,091
M&T Bank Corporation	3,142	359,948
New York Community Bancorp, Inc.	10,619	153,445
Old National Bancorp	2,782	36,611
People’s United Financial, Inc.	6,735	102,103
PHH Corporation (b)	1,219	17,810
PNC Financial Services Group, Inc. (The)	10,979	907,414
Signature Bank (b)	1,117	134,308
Umpqua Holdings Corporation	4,800	73,104

		2,736,924

	SHARES	VALUE
Commercial & Professional Services — 1.0%
ACCO Brands Corporation (b)	2,288	$25,717
CEB, Inc.	728	43,709
Copart, Inc. (b)	2,172	109,556
Deluxe Corporation	1,055	71,307
Dun & Bradstreet Corporation (The)	789	101,978
Essendant, Inc.	818	16,393
Exponent, Inc.	548	27,844
Heidrick & Struggles International, Inc.	327	6,363
HNI Corporation	907	47,282
ICF International, Inc. (b)	442	18,290
IHS Markit Ltd. (a)(b)	7,876	273,612
Interface, Inc.	1,442	25,754
Kelly Services, Inc.	596	12,200
Knoll, Inc.	1,095	27,649
ManpowerGroup, Inc.	1,552	107,709
Navigant Consulting, Inc. (b)	1,102	21,720
On Assignment, Inc. (b)	1,080	39,906
R.R. Donnelley & Sons Company	4,718	84,547
Resources Connection, Inc.	920	13,708
Robert Half International, Inc.	2,866	104,724
RPX Corporation (b)	998	10,050
Steelcase, Inc.	1,843	26,723
Team, Inc. (b)	585	16,152
Tetra Tech, Inc.	1,288	42,414
TrueBlue, Inc. (b)	925	20,655
Tyco International PLC	9,454	430,819

		1,726,781

Renewable Energy & Energy Efficiency — 0.9%
Acuity Brands, Inc.	965	253,245
Itron, Inc. (b)	817	34,878
Johnson Controls, Inc.	14,184	651,329
Ormat Technologies, Inc.	783	35,736
SunPower Corporation (b)	1,333	19,435
Tesla Motors, Inc. (b)	2,156	506,207

		1,500,830

Healthy Living — 0.4%
Hain Celestial Group, Inc. (The) (b)	2,239	118,197
United Natural Foods, Inc. (b)	1,141	57,027
WhiteWave Foods Company (The) (b)	3,976	220,628
Whole Foods Market, Inc.	7,178	218,786

		614,638

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2016	concluded

	SHARES	VALUE
Food & Staples Retailing — 0.3%
Sysco Corporation	11,764	$609,257

Automobiles & Components — 0.3%
Autoliv, Inc. (a)	1,940	205,252
BorgWarner, Inc.	4,772	158,335
Harley-Davidson, Inc.	3,972	210,198

		573,785

Utilities — 0.2%
American Water Works Company, Inc.	3,864	319,089

Total Common Stocks (Cost $132,077,229)		172,977,702

SHORT-TERM INVESTMENT — 0.3%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $572,980)		572,980

Total Short-term Investments (Cost $572,980)		572,980

TOTAL INVESTMENTS (d) — 100.0%
(Cost $132,650,209)		173,550,682
Liabilities Less Other Assets — 0.0%		(65,656)

NET ASSETS — 100.0%		$173,485,026

(a)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the Fund at the period end
(d)	The cost of investments for federal income tax purposes is $135,890,748 resulting in gross unrealized appreciation and depreciation of $42,320,132 and $4,660,198 respectively, or net unrealized appreciation of $37,659,934.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2016

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $172,457,410 and $132,650,209, respectively)	$193,510,790	$173,550,682
Receivables for:
Capital stock sold	131,528	156,856
Interest	427,558	4
Dividends	63,734	188,760

Total assets	194,133,610	173,896,302

LIABILITIES:
Payable for capital stock repurchased	89,751	230,440
Accrued expenses	238,910	180,836

Total liabilities	328,661	411,276

NET ASSETS	$193,804,949	$173,485,026

NET ASSETS CONSIST OF:
Paid-in capital	$169,761,283	$133,759,564
Undistributed net investment income/accumulated net investment loss	—	20,271
Accumulated net realized gains/(losses) on investments	2,990,286	(1,195,282)
Net unrealized appreciation on investments	21,053,380	40,900,473

NET ASSETS	$193,804,949	$173,485,026

SHARES OUTSTANDING (UNLIMITED NUMBER OF SHARES AUTHORIZED @ $0.01 PAR VALUE)	8,099,681	5,156,302

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$23.93	$33.65

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2016

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$1,247,158	$49
Dividend and other income (net of $10,171 and $0 foreign withholding taxes, respectively)	1,562,813	3,197,196

Total investment income	2,809,971	3,197,245

EXPENSES:
Administrative services fee	1,478,915	1,509,558
Investment advisory fee	1,158,234	358,848

Total expenses	2,637,149	1,868,406

NET INVESTMENT INCOME	172,822	1,328,839

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	2,879,774	432,901
Change in net unrealized appreciation (depreciation) on investments	(5,590,572)	7,175,126

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(2,710,798)	7,608,027

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,537,976)	$8,936,866

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE YEAR ENDED JULY 31, 2016	FOR THE YEAR ENDED JULY 31, 2015	FOR THE YEAR ENDED JULY 31, 2016	FOR THE YEAR ENDED JULY 31, 2015
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$172,822	$39,868	$1,328,839	$819,772
Net realized gain on investments	2,879,774	5,338,868	432,901	1,232,879
Change in net unrealized appreciation (depreciation) on investments	(5,590,572)	8,672,667	7,175,126	9,208,142

Net increase (decrease) in net assets resulting from operations	(2,537,976)	14,051,403	8,936,866	11,260,793

Dividends and distributions to shareholders:
From net investment income	—	(128,866)	(1,224,322)	(751,235)
From net realized gains	(5,191,912)	(6,321,658)	(1,678,100)	(1,274,236)

Total dividends and distributions	(5,191,912)	(6,450,524)	(2,902,422)	(2,025,471)

Capital share transactions:
Proceeds from sales of shares	52,916,098	58,560,918	49,302,683	46,622,245
Reinvestment of dividends and distributions	5,058,188	6,310,894	2,834,260	1,981,663
Payments for shares redeemed	(36,153,833)	(14,665,190)	(23,089,037)	(14,794,680)

Net increase in net assets resulting from capital share transactions	21,820,453	50,206,622	29,047,906	33,809,228

Total increase in net assets	14,090,565	57,807,501	35,082,350	43,044,550
NET ASSETS:
Beginning of year	179,714,384	121,906,883	138,402,676	95,358,126

End of year	$193,804,949	$179,714,384	$173,485,026	$138,402,676

Undistributed net investment income/accumulated net investment loss at end of year	—	(79,218)	20,271	78,485

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$25.07	$23.74	$21.43	$18.06	$17.50

Income (loss) from investment operations:
Net investment income	0.02	0.01	0.09	0.13	0.10
Net realized and unrealized gain (loss) on investments	(0.48)	2.51	2.31	3.37	0.56

Total increase (decrease) from investment operations	(0.46)	2.52	2.40	3.50	0.66

Less dividends:
Dividends from net investment income	—	(0.02)	(0.09)	(0.13)	(0.10)
Distributions from net realized gains	(0.68)	(1.17)	—	—	—

Total decrease from dividends	(0.68)	(1.19)	(0.09)	(0.13)	(0.10)

Net Asset Value, end of year	$23.93	$25.07	$23.74	$21.43	$18.06

Total return	(1.73)%	10.84%	11.20%	19.44%	3.81%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$193,805	$179,714	$121,907	$85,650	$58,798
Ratio of expenses to average net assets	1.48%	1.48%	1.48%	1.48%	1.45%
Ratio of net investment income to average net assets	0.10%	0.03%	0.44%	0.66%	0.58%
Portfolio turnover	24%	30%	42%	31%	58%

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$32.73	$30.11	$26.30	$20.81	$19.99

Income from investment operations:
Net investment income	0.27	0.20	0.19	0.21	0.19
Net realized and unrealized gain on investments	1.27	2.96	3.79	5.48	0.83

Total increase from investment operations	1.54	3.16	3.98	5.69	1.02

Less dividends:
Dividends from net investment income	(0.25)	(0.19)	(0.17)	(0.20)	(0.20)
Distributions from net realized gains	(0.37)	(0.35)	—	—	—

Total decrease from dividends	(0.62)	(0.54)	(0.17)	(0.20)	(0.20)

Net Asset Value, end of year	$33.65	$32.73	$30.11	$26.30	$20.81

Total return	4.83%	10.54%	15.16%	27.49%	5.14%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$173,485	$138,403	$95,358	$66,809	$50,972
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.16%
Ratio of net investment income to average net assets	0.89%	0.68%	0.72%	0.92%	0.97%
Portfolio turnover	19%	13%	32%	17%	14%

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2016:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$135,678,585	$—	$—	$135,678,585
BONDS & NOTES	—	54,482,013	—	54,482,013
CERTIFICATES OF DEPOSIT	—	190,309	—	190,309
SHORT-TERM OBLIGATIONS	—	3,159,883	—	3,159,883

TOTAL	$135,678,585	$57,832,205	$—	$193,510,790

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2016:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$172,977,702	$—	$—	$172,977,702
SHORT-TERM OBLIGATIONS	—	572,980	—	572,980

TOTAL	$172,977,702	$572,980	$—	$173,550,682

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended July 31, 2016, there were no transfers in and out of Level 1, Level 2 and Level 3. Neither of the Funds held any Level 3 securities during the year ended July 31, 2016. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the year ended July 31, 2016, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.
(D)	Repurchase Agreements: The Funds may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal, and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings. As of July 31, 2016, neither the Balanced Fund nor the Equity Fund held repurchase agreements.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

In July 2006, the FASB issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2016. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2016. At July 31, 2016, the tax years 2013 through 2016 remain open to examination by the Internal Revenue Service.

The Regulated Investment Company Modernization Act of 2010 (“RIC MOD”) was signed into law on December 22, 2010. RIC MOD makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2016, the Balanced Fund and Equity Fund received $13,790 and $2,898, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

(H)	Indemnification: The Fund’s organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of the year ended July 31, 2016, no liability has been accrued.
(I)	Offsetting of Assets and Liabilities: As of July 31, 2016, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. For the year ended July 31, 2016, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2016, Green Century accrued fees of $638,665 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund. Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2016 Green Century accrued fees of $89,843 to Northern Trust.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets.
(D)	Subadministrator: Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2016, Green Century accrued fees of $108,414 and $91,185 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the Index, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the year ended July 31, 2016, Green Century accrued fees of $95,790 to MSCI.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $72,926,021 and $41,168,674, respectively, for the year ended July 31, 2016. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $56,430,751 and $28,913,780, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2016 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$—	$20,271
Undistributed long-term capital gains	2,984,262	2,045,257

Tax accumulated earnings	2,984,262	2,065,528

Accumulated capital and other losses	—	—
Unrealized appreciation (depreciation)	21,059,404	37,659,934

Distributable net earnings (deficit)	$24,043,666	$39,725,462

The tax character of distributions paid during the fiscal years ended July 31, 2016 and July 31, 2015 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2016	YEAR ENDED JULY 31, 2015	YEAR ENDED JULY 31, 2016	YEAR ENDED JULY 31, 2015
Ordinary income	$385,878	$128,866	$1,461,588	$775,103
Long-term capital gains	4,806,034	6,321,658	1,440,834	1,250,368

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	concluded

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2016	YEAR ENDED JULY 31, 2015	YEAR ENDED JULY 31, 2016	YEAR ENDED JULY 31, 2015
Shares sold	2,284,256	2,371,758	1,578,127	1,461,082
Reinvestment of dividends	219,635	262,516	88,899	61,392
Shares redeemed	(1,573,793)	(598,899)	(739,540)	(460,638)

	930,098	2,035,375	927,486	1,061,836

NOTE 6 — Subsequent Events

Subsequent to July 31, 2016 and through the date on which the financial statements were issued, management has evaluated subsequent events requiring disclosure.

On July 1, 2016, the initial filing of an amendment to the Trust’s registration statement on Form N-1A was made in order to register the Green Century MSCI International Index Fund with the U.S. Securities and Exchange Commission. The Fund is expected to commence operations on September 30, 2016.

The Balanced Fund and the Equity Fund will designate their shares as Individual Investor Class shares effective September 30, 2016.

There were no other events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of

Green Century Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Green Century Balanced Fund and the Green Century Equity Fund (collectively, the “Funds”), each a series of Green Century Funds, as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2016

TAX INFORMATION (unaudited)

For the year ended July 31, 2016, the Equity Fund had 100% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2016, the Equity Fund had 100% of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2016. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Jonathan Darnell 114 State Street Suite 200 Boston, MA 02109 Age: 56	Trustee since 2014	Managing Director, AltEnergy, LLC (since 2016); Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners (since 2011); Vice President, Morgan Stanley, Private Wealth Management Group (2004 to 2011); Advisory Board member, CardioReady LLC (since 2011); Board member, Voices for Progress (since 2014).	2

Daniel S. Kern 114 State Street Suite 200 Boston, MA 02109 Age: 55	Trustee since 2015	Chief Investment Strategist, TFC Financial Management (since 2015); President and Chief Investment Officer, Advisor Partners (2011-2015); Managing Director and Portfolio Manager, Charles Schwab Investment Management (2003-2011)	2

Peter D. Kinder 114 State Street Suite 200 Boston, MA 02109 Age: 69	Trustee since 2015	Retired; Director, Trillium Asset Management (2013-2014)	2

Laurie Moskowitz 114 State Street Suite 200 Boston, MA 02109 Age: 51	Trustee since 2014	Senior Director, Campaigns — North America, The ONE Campaign (since 2011); Founder and Principal Partner, FieldWorks (1999 to 2011).	2

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Bancroft R. Poor 114 State Street Suite 200 Boston, MA 02109 Age: 60	Trustee since 2014	Vice President for Operations/Chief Financial Officer/Assistant Treasurer, Massachusetts Audubon Society (since 1994); Trustee and Chair of Finance and Administration Committee, the Quebec Labrador Foundation (since 2007); Director and Treasurer of US Offshore Wind Collaborative (2010 to 2013).	2

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 51	Trustee since 2009	Senior Advisor, Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007); Director of Major Donor Development and Special Projects, BlueGreen Alliance (2011 to 2012); Chief Operating Officer, Apollo Alliance (2007 to 2011).	2

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 68	Chairperson since 2009; Trustee since 1991	Consultant, Rainville Petito, PLLC (since 2016); Consultant, Danielson Rainville Attorneys, PLLC (2015); Director and President, Gunnison Valley Housing Foundation (since 2011); Director (since 2011) and President (since 2016), Coal Creek Watershed Coalition; President, Peanut Mine, Inc. (2002 to 2012); Senior Attorney, Starr and Associates, PC (1982-2014).	2

Interested Trustees:
Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 69	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; President and Executive Director, The Public Interest Network (since 1982); President, U.S. PIRG (since 1983); President, Environment America (since 2007); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (since 2003).	2

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 54	Trustee since 1991	Acting Director, Fair Share (since 2012); President (2006 to 2013) and Director (since 2006), Green Century Capital Management, Inc.; Political Director, The Public Interest Network (since 1989); Senior Staff, Center for Public Interest Research (since 1989); President, Environment America Research and Policy Center (since 2007).	2

Officers:
Kristina A. Curtis* 114 State Street Suite 200 Boston, MA 02109 Age: 63	President since 2005; Treasurer since 2008 and from 1991-2005	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 57	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.	Not applicable

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

e-mail: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

July 31, 2016

Balanced

Fund

An investment for your future. Printed on recycled paper with soy-based ink.	Equity Fund

Item 2.	Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Bancroft R. Poor, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Poor is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/16: $43,100.00

For the fiscal year ended 7/31/15: $39,200.00

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/16: $11,400.00

For the fiscal year ended 7/31/15: $11,200.00

(d)	All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/16: $11,400.00

For the fiscal year ended 7/31/15: $11,200.00

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics: Incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

s/s Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

s/s Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 5, 2016

s/s Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
October 5, 2016